Exhibit 99.1

IR Contact: David Pearce ir@stitchfix.com	PR Contact: Suzy Sammons media@stitchfix.com

Stitch Fix Announces Second Quarter Fiscal 2018 Financial Results

SAN FRANCISCO, Mar. 12, 2018 (GLOBE NEWSWIRE) -- Stitch Fix, Inc. (NASDAQ:SFIX), an online personal styling service, has released its financial results for its second quarter of fiscal year 2018 ended January 27, 2018 and posted a letter to its shareholders on its investor relations website.

“We’re pleased to share strong results for our second quarter. We grew our active clients to 2.5 million, an increase of 588,000 and 31% year-over-year. We grew net revenue to $295.9 million, representing 24% year-over-year growth,” said Stitch Fix founder and CEO, Katrina Lake. “This quarter also marked the fourth consecutive quarter that we grew net revenue in the range of 25% year-over-year. In addition to strong momentum across our men’s and women’s categories, we’re excited about the potential of Extras, a new capability that allows us to serve more of our client’s wardrobe, while increasing incremental revenue.”

Please visit the Stitch Fix investor relations website at https://investors.stitchfix.com to view the financial results included in the letter to shareholders. The Company intends to make future announcements of material financial and other information through its investor relations website. The Company will also, from time to time, disclose this information through press releases, filings with the Securities and Exchange Commission, conference calls or webcasts, as required by applicable law.

Conference Call and Webcast Information

Katrina Lake, Chief Executive Officer and Founder of Stitch Fix, Paul Yee, Chief Financial Officer of Stitch Fix, and Mike Smith, Chief Operating Officer of Stitch Fix, will host a conference call at 2:00 p.m. Pacific Time today to discuss the Company’s financial results and outlook. A live webcast will be accessible on Stitch Fix’s investor relations website at investors.stitchfix.com.  Interested parties can also access the call by dialing (877) 857-6176 in the U.S. or (719) 457-2642 internationally, and entering conference code 8518439.

A telephonic replay will be available through Monday, March 19, 2018 at (888) 203-1112 or (719) 457- 0820, passcode 8518439. An archive of the webcast conference call will be available shortly after the call ends at https://investors.stitchfix.com.

About Stitch Fix, Inc.

Stitch Fix is reinventing the shopping experience by delivering one-to-one personalization to our clients, through the combination of data science and human judgment. Stitch Fix was founded in 2011 by CEO and Founder, Katrina Lake, and employs more than 5,800 employees nationwide. Since our founding in 2011, we’ve helped millions of men and women discover and buy what they love through personalized shipments of apparel, shoes and accessories, hand-selected by Stitch Fix stylists and delivered to our client’s homes.

Stitch Fix, Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands, except share and per share amounts)

	January 27, 2018	July 29, 2017
Assets
Current assets:
Cash	$266,374	$110,608
Restricted cash	—	250
Inventory, net	80,094	67,592
Prepaid expenses and other current assets	11,653	19,312
Total current assets	358,121	197,762
Property and equipment, net	30,875	26,733
Deferred tax assets	14,493	19,991
Restricted cash, net of current portion	9,100	9,100
Other long-term assets	3,813	3,619
Total assets	$416,402	$257,205
Liabilities, Convertible Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$55,145	$44,238
Accrued liabilities	51,077	46,363
Preferred stock warrant liability	—	26,679
Gift card liability	8,151	5,190
Deferred revenue	10,433	7,150
Other current liabilities	4,953	4,298
Total current liabilities	129,759	133,918
Deferred rent, net of current portion	10,752	11,781
Other long-term liabilities	4,794	7,423
Total liabilities	145,305	153,122
Commitments and contingencies
Convertible preferred stock, $0.00002 par value – zero and 60,577,280 shares authorized as of January 27, 2018 and July 29, 2017, respectively; zero and 59,511,055 shares issued and outstanding as of January 27, 2018 and July 29, 2017, respectively; aggregate liquidation preference of $42,389 as of July 29, 2017	—	42,222
Stockholders’ equity:
Preferred stock, $0.00002 par value – 20,000,000 and zero shares authorized as of January 27, 2018 and July 29, 2017, respectively; zero shares issued and outstanding as of January 27, 2018 and July 29, 2017	—	—
Class A common stock, $0.00002 par value – 2,000,000,000 and zero shares authorized as of January 27, 2018 and July 29, 2017, respectively; 9,175,557 and zero shares issued and outstanding as of January 27, 2018 and July 29, 2017, respectively	—	—
Class B common stock, $0.00002 par value – 100,000,000 shares authorized as of January 27, 2018 and July 29, 2017; 87,885,193 and 26,834,535 shares issued and outstanding as of January 27, 2018 and July 29, 2017, respectively (1)	2	1
Additional paid-in capital	219,108	27,002
Retained earnings	51,987	34,858
Total stockholders’ equity	271,097	61,861
Total liabilities, convertible preferred stock and stockholders’ equity	$416,402	$257,205
(1) Shares authorized, issued and outstanding as of July 29, 2017 includes common stock prior to our initial public offering.

Stitch Fix, Inc.

Condensed Consolidated Statements of Operations and Comprehensive Income

(Unaudited)

(In thousands, except share and per share amounts)

	For the Three Months Ended		For the Six Months Ended
	January 27, 2018	January 28, 2017	January 27, 2018	January 28, 2017
Revenue, net	$295,906	$237,775	$591,469	$473,779
Cost of goods sold	168,523	131,053	335,071	256,979
Gross profit	127,383	106,722	256,398	216,800
Selling, general and administrative expenses	111,771	105,835	231,242	189,385
Operating income	15,612	887	25,156	27,415
Remeasurement of preferred stock warrant liability	(1,614)	1,146	(10,685)	2,649
Other income, net	(18)	(6)	(35)	(13)
Income (loss) before income taxes	17,244	(253)	35,876	24,779
Provision for (benefit from) income taxes	13,603	(486)	18,747	11,303
Net income and comprehensive income	$3,641	$233	$17,129	$13,476
Earnings per share attributable to common stockholders:
Basic	$0.04	$—	$0.18	$0.14
Diluted	$0.02	$—	$0.06	$0.14
Weighted-average shares used to compute earnings per share attributable to common stockholders:
Basic	82,439,351	—	54,377,466	24,546,556
Diluted	87,954,656	—	60,599,568	29,134,729

Stitch Fix, Inc.

Condensed Consolidated Statements of Cash Flow

(Unaudited)

(In thousands)

	For the Six Months Ended
	January 27, 2018	January 28, 2017
Cash Flows from Operating Activities
Net income	$17,129	$13,476
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income taxes	5,498	(847)
Remeasurement of preferred stock warrant liability	(10,685)	2,649
Inventory reserves	7,027	3,177
Compensation expense related to certain stock sales by current and former employees	—	9,699
Stock-based compensation expense	5,135	1,362
Depreciation and amortization	4,888	3,385
Loss on disposal of property and equipment	131	(7)
Change in operating assets and liabilities:
Inventory	(19,529)	(10,470)
Prepaid expenses and other assets	5,078	(9,417)
Accounts payable	10,843	13,629
Accrued liabilities	4,484	14,914
Deferred revenue	3,283	1,321
Gift card liability	2,961	3,588
Other liabilities	(2,508)	3,073
Net cash provided by operating activities	33,735	49,532
Cash Flows from Investing Activities
Purchase of property and equipment	(8,232)	(11,367)
Net cash used in investing activities	(8,232)	(11,367)
Cash Flows from Financing Activities
Proceeds from initial public offering, net of underwriting discounts paid	129,046	—
Proceeds from the exercise of stock options	1,006	922
Repurchase of Class B common stock related to early exercised options	(39)	(3,557)
Net cash provided by (used in) financing activities	130,013	(2,635)
Net increase in cash and restricted cash	155,516	35,530
Cash and restricted cash at beginning of period	119,958	101,492
Cash and restricted cash at end of period	$275,474	$137,022
Components of cash and restricted cash
Cash	$266,374	$127,672
Restricted cash – current portion	—	—
Restricted cash – long-term portion	9,100	9,350
Total cash and restricted cash	$275,474	$137,022
Supplemental Disclosure
Cash paid for income taxes	$3,091	$18,517
Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Purchases of property and equipment included in accounts payable and accrued liabilities	$780	$208
Capitalized stock-based compensation	$261	$45
Vesting of early exercised options	$456	$488
Deferred offering costs included in accounts payable and accrued liabilities	$134	$—
Conversion of preferred stock upon initial public offering	$42,222	$—
Reclassification of preferred stock warrant liability upon initial public offering	$15,994	$—
Deferred offering costs paid in prior year	$1,879	$—

Non-GAAP Financial Measures

We report our financial results in accordance with generally accepted accounting principles in the United States, or GAAP. However, management believes that certain non-GAAP financial measures provide users of our financial information with additional useful information in evaluating our performance. Management believes that excluding certain items that may vary substantially in frequency and magnitude period-to-period from net income and earnings per share (“EPS”) provides useful supplemental measures that assist in evaluating our ability to generate earnings and to more readily compare these metrics between past and future periods. Management also believes that adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, and that such supplemental measure facilitates comparisons between companies. We believe free cash flow is an important metric because it represents a measure of how much cash from operations we have available for discretionary and non-discretionary items after the deduction of capital expenditures. These non-GAAP financial measures may be different than similarly titled measures used by other companies. For instance, we do not exclude stock-based compensation expense from adjusted EBITDA or non-GAAP net income. Stock-based compensation is an important part of how we attract and retain our employees, and we consider it to be a real cost of running the business.

Our non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with GAAP. There are several limitations related to the use of our non-GAAP financial measures as compared to the closest comparable GAAP measures. Some of these limitations include:

•	our non-GAAP net income, adjusted EBITDA and non-GAAP EPS – diluted measures exclude compensation expense that we recognized related to certain stock sales by current and former employees;
•	our non-GAAP net income and non-GAAP EPS – diluted measures exclude the impact of the remeasurement of our net deferred tax assets following the adoption of the Tax Cuts and Jobs Act (“Tax Act”);
•

our non-GAAP net income, adjusted EBITDA and non-GAAP EPS – diluted measures exclude the remeasurement of the preferred stock warrant liability, which is a non-cash expense incurred in the periods prior to the completion of our initial public offering;

•

adjusted EBITDA also excludes the recurring, non-cash expenses of depreciation and amortization of property and equipment and, although these are non-cash expenses, the assets being depreciated and amortized may have to be replaced in the future;

•	adjusted EBITDA does not reflect our tax provision, which reduces cash available to us; and
•	free cash flow does not represent the total residual cash flow available for discretionary purposes and does not reflect our future contractual commitments.

Adjusted EBITDA

We define adjusted EBITDA as net income excluding other (income), net, provision for income taxes, depreciation and amortization, the remeasurement of preferred stock warrant liability and, when present, compensation expense related to certain stock sales by current and former employees. The following table presents a reconciliation of net income, the most comparable GAAP financial measure, to adjusted EBITDA for each of the periods presented (in thousands):

	For the Three Months Ended		For the Six Months Ended
	January 27, 2018	January 28, 2017	January 27, 2018	January 28, 2017
Adjusted EBITDA reconciliation:
Net income	$3,641	$233	$17,129	$13,476
Add (deduct):
Other income, net	(18)	(6)	(35)	(13)
Provision for income taxes	13,603	(486)	18,747	11,303
Depreciation and amortization	2,618	1,924	4,888	3,385
Remeasurement of preferred stock warrant liability	(1,614)	1,146	(10,685)	2,649
Compensation expense related to certain stock sales by current and former employees	—	21,283	—	21,283
Adjusted EBITDA	$18,230	$24,094	$30,044	$52,083

Non-GAAP Net Income

We define non-GAAP net income as net income excluding the remeasurement of preferred stock warrant liability and, when present, compensation expense related to certain stock sales by current and former employees, and their related tax impacts, if any, as well as the remeasurement of our net deferred tax assets in relation to the adoption of the Tax Act. The following table presents a reconciliation of net income, the most comparable GAAP financial measure, to non-GAAP net income for each of the periods presented (in thousands):

	For the Three Months Ended		For the Six Months Ended
	January 27, 2018	January 28, 2017	January 27, 2018	January 28, 2017
Non-GAAP net income (loss) reconciliation:
Net income	$3,641	$233	$17,129	$13,476
Add (deduct):
Remeasurement of preferred stock warrant liability	(1,614)	1,146	(10,685)	2,649
Compensation expense related to certain stock sales by current and former employees	—	21,283	—	21,283
Tax impact of non-GAAP adjustments	—	(8,890)	—	(8,890)
Impact of Tax Act (1)	4,730	-	4,730	—
Non-GAAP net income	$6,757	$13,772	$11,174	$28,518

1) As discussed in Note 8 to the condensed consolidated financial statements included in our Quarterly Report on Form 10-Q for the fiscal quarter ended January 27, 2018, to be filed with the Securities and Exchange Commission on March 13, 2018 (“Form 10-Q”), the U.S. government enacted comprehensive tax legislation in December 2017.  This resulted in a provisional net charge of $4.7 million for the three and six months ended January 27, 2018, due to the remeasurement of our net deferred tax assets for the reduction in tax rate from 35% to 21%. The adjustment to non-GAAP net income related to the Tax Act only includes this transitional impact. It does not include the ongoing impacts of the lower U.S. statutory rate on current year earnings.

Non-GAAP Earnings Per Share - Diluted

We define non-GAAP EPS as diluted EPS excluding the per share impact of the remeasurement of preferred stock warrant liability and, when present, compensation expense related to certain stock sales by current and former employees, and their related tax impacts, if any, as well as the per share impact of the remeasurement of our net deferred tax assets in relation to the adoption of the Tax Act. The following table presents a reconciliation of EPS attributable to common stockholders - diluted, the most comparable GAAP financial measure, to non-GAAP EPS attributable to common stockholders - diluted for each of the periods presented (in thousands):

	For the Three Months Ended		For the Six Months Ended
	January 27, 2018	January 28, 2017	January 27, 2018	January 28, 2017
Non-GAAP earnings per share - diluted reconciliation:
Earnings per share attributable to common stockholders - diluted	$0.02	$—	$0.06	$0.14
Per share impact of the remeasurement of preferred stock warrant liability(1)	$—	$0.04	$—	$0.08
Per share impact of compensation expense related to certain stock sales by current and former employees	$—	$0.66	$—	$0.61
Per share impact from tax effect of non-GAAP adjustments	$—	$(0.28)	$—	$(0.26)
Per share impact from Tax Act(2)	$0.05	$—	$0.08	$—
Non-GAAP earnings per share attributable to common stockholders - diluted	$0.07	$0.42	$0.14	$0.57

1) For the three and six months ended January 27, 2018, the preferred stock warrant liability was dilutive and included in earnings per share attributable to common stockholders - diluted. Therefore, it is not an adjustment to arrive at non-GAAP EPS - diluted.

2) As discussed in Note 8 to the condensed consolidated financial statements included in our Form 10-Q, the U.S. government enacted comprehensive tax legislation in December 2017.  This resulted in a provisional net charge of $4.7 million for the three and six months ended January 27, 2018, due to the remeasurement of our net deferred tax assets for the reduction in tax rate from 35% to 21%.  The adjustment to non-GAAP earnings per share attributable to common stockholders - diluted related to the Tax Act only includes this transitional impact. It does not include the ongoing impacts of the lower U.S. statutory rate on current year earnings.

Free Cash Flow

We define free cash flow as cash flow from operations reduced by purchases of property and equipment which is included in cash flow from investing activities. The following table presents a reconciliation of cash flows from operating activities, the most comparable GAAP financial measure, to free cash flow for each of the periods presented (in thousands):

	For the Six Months Ended
	January 27, 2018	January 28, 2017
Free cash flow reconciliation:
Cash flows from operating activities	$33,735	$49,532
Deduct:
Purchase of property and equipment	(8,232)	(11,367)
Free cash flow	$25,503	$38,165
Cash flows from investing activities	$(8,232)	$(11,367)
Cash flows from financing activities	$130,013	$(2,635)